UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2011
POWERSECURE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12014	84-1169358

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 8, 2011, PowerSecure International, Inc., a Delaware corporation (the “Company”), made available supplemental unaudited consolidated quarterly statement of operations data for the fiscal years ended December 31, 2010 and 2009 on the Investor Relations section of the Company’s website at www.powersecure.com. This supplemental unaudited financial data, which reflects Southern Flow Companies, Inc. as a discontinued operation, is based upon, has been prepared on the same basis as, and has been posted solely for the purpose of providing additional detail relating to, the consolidated statement of operations data for those years that has been previously filed by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and should be read together therewith.
A copy of the Company’s supplemental unaudited consolidated quarterly statement of operations data for the fiscal years ended December 31, 2010 and 2009 is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Supplemental unaudited consolidated quarterly statement of operations data for PowerSecure International, Inc. for the fiscal years ended December 31, 2010 and 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer

Dated: April 8, 2011

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